UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 28, 2020

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the 2016 Omnibus Incentive Compensation Plan

On April 28, 2020, the stockholders of United States Steel Corporation (the "Corporation") approved an amendment and restatement of the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan (the “Plan") at the Corporation's Annual Meeting of Stockholders in accordance with the voting results set forth below under item 5.07.

The Plan was amended to, among other things, increase the number of shares available for grant under the Plan by 4,700,000.

A summary of the amended and restated Plan is included as part of Proposal 4 in the Corporation's definitive proxy statement for the 2020 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 13, 2020, and such summary is incorporated by reference herein. The summary of the amended and restated Plan contained herein and in the proxy statement are qualified in their entirety by reference to the text of the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan, as amended and restated, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Corporation was held on April 28, 2020. The following matters were acted upon:

1.	ELECTION OF DIRECTORS

David B. Burritt, Patricia Diaz Dennis, Dan O. Dinges, John J. Engel, John V. Faraci, Murry S. Gerber, Stephen J. Girsky, Jeh C. Johnson, Paul A. Mascarenas, Michael H. McGarry, Eugene B. Sperling, David S. Sutherland and Patricia A. Tracey were elected as directors, to serve an annual term expiring at the 2021 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
David B. Burritt	39,822,908	6,637,722	1,164,804	73,272,564
Patricia Diaz Dennis	39,053,495	6,978,438	1,593,501	73,272,564
Dan O. Dinges	39,195,606	6,810,167	1,619,661	73,272,564
John J. Engel	40,600,615	5,472,872	1,551,947	73,272,564
John V. Faraci	39,033,686	6,985,028	1,606,720	73,272,564
Murry S. Gerber	40,951,274	5,134,199	1,539,961	73,272,564
Stephen J. Girsky	39,765,971	6,094,019	1,765,444	73,272,564
Jeh C. Johnson	40,223,504	5,721,335	1,680,595	73,272,564
Paul A. Mascarenas	39,481,091	6,589,700	1,554,643	73,272,564
Michael H. McGarry	41,293,235	4,689,244	1,642,955	73,272,564
Eugene B. Sperling	40,628,352	5,343,892	1,653,190	73,272,564
David S. Sutherland	41,100,769	5,123,273	1,401,392	73,272,564
Patricia A. Tracey	39,346,023	6,658,116	1,621,295	73,272,564

2.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of certain executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,879,183	11,385,152	2,361,099	73,272,564

3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2020 was ratified by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,047,969	9,519,816	2,330,213	0

4.	AMENDMENT AND RESTATEMENT OF THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

The amendment and restatement of the 2016 Omnibus Incentive Compensation Plan was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,623,418	8,515,693	2,486,323	73,272,564

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

10.1	United States Steel Corporation 2016 Omnibus Incentive Compensation Plan, as amended and restated on April 28, 2020

104	Cover page interactive data file (embedded within the inline XBRL document exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Name: Manpreet S. Grewal
Title: Vice President & Controller

Dated: May 1, 2020